UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2017

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 19, 2017, Avaya Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year 2016 ended September 30, 2016. The full text of the press release and supplementary slides are furnished as Exhibits 99.1 and 99.2, respectively, and are available on the Company’s investor relations website at www.avaya.com/investors.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
99.1	Press Release, dated January 19, 2017, entitled “Avaya Reports Fourth Quarter and Fiscal Year 2016 Financial Results”
99.2	Supplementary Slides: Avaya Q4 and Fiscal Year 2016 Earnings – January 19, 2017

Cautionary Note Regarding the Chapter 11 Cases

As reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 19, 2017, the Company, together with certain of its affiliates, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on January 19, 2017.  The Company’s security holders are cautioned that trading in securities of the Company during the pendency of these Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision”, “plan,” “potential,” “preliminary,” “predict,” “should,” “will” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, statements regarding the Company’s preliminary financial results for 1Q17, expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and  interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only pr edictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including, but not limited to, the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 cases, the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 cases, the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 cases, the Company’s ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions, adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles, discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results, accounting changes required by United States generally accepted accounting principles, and those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: January 19, 2017	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Senior Vice President, Chief Financial Officer